                                                                    Exhibit 99.1
[ALLIED HEALTHCARE INTERNATIONAL INC. LOGO]

                                                             DRAFT PRESS RELEASE
FOR IMMEDIATE RELEASE

            ALLIED HEALTHCARE INTERNATIONAL INC. REPORTS FISCAL 2004
                       FOURTH QUARTER AND YEAR-END RESULTS

                                        FOURTH QUARTER          TWELVE MONTHS
                                        --------------          -------------

REVENUE                                      +6.6%                 +10.5%
GROSS PROFIT                                +11.4%                 +14.6%
GROSS MARGIN %                               29.2%                  28.6%
DILUTED EPS                                 $(0.04)                 $0.10
DILUTED EPS, AS ADJUSTED                    $0.14*                 $0.40*

      NEW YORK ... November 17, 2004 - Allied Healthcare International Inc.
(Nasdaq: AHCI), a leading provider of flexible healthcare staffing services in the United Kingdom, announced results for its fiscal 2004 fourth quarter and year ended September 30, 2004.

      Revenue for the year ended September 30, 2004 rose 10.5 percent to $325.3 million, compared with $294.4 million in fiscal 2003. Net income available to common shareholders before one time charges for the year ended fiscal 2004 reached $11.3 million, or $0.40 per diluted share, compared with net income available to common shareholders of $6.7 million, or $0.30 per diluted share last year, an increase of over 33% in earnings per share. Net income available to common shareholders after the one time charges, as detailed on the financial table attached for fiscal 2004 was $2.8 million, or $0.10 per diluted share, compared with net income available to common shareholders of $8.0 million or
$0.36 per diluted share last year.

       Revenue for the fourth quarter ended September 30, 2004, reached $84.7 million, compared with $79.4 million for the comparable period in fiscal 2003.
Net income available to common shareholders before one time charges for the quarter ended September 30, 2004 reached $6.0 million, or $0.14 per diluted share, compared with net income available to common shareholders of $3.0 million, or $0.13 per diluted share for the comparable period in fiscal 2003.
Net loss available to common shareholders for the

* Results exclude compensation charges made in the first and fourth quarters and fourth quarter one time charges incurred in connection with the refinancing and the redemption of the preference shares.

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ALLIED HEALTHCARE INTERNATIONAL INC.
FISCAL FOURTH QUARTER AND FULL YEAR 2004 RESULTS

fourth quarter after the one time charges was $(1.6) million, or $(0.04) per diluted share, compared with net income available to common shareholders of $3.0 million or $0.13 per diluted share compared to the fourth quarter last year.

      Included in the results for both the fourth quarter and year-end of fiscal
2004 are the favorable effects of changes in foreign exchange.

      During the fourth quarter, the Company completed three acquisitions of
Social Services agencies bringing the total for the year to eight. The initial consideration, excluding contingent payments, for these acquisitions was $2.2 million.

      In July 2004, the Company completed the sale of 14,500,000 shares of its common stock at a price of $4.90 per share in its follow-on public offering and obtained a New Senior Credit Facility of (pounds sterling)50m. This New Senior
Credit Facility (together with approximately $65.7 million of the net proceeds of the Company's public offering) enabled the Company to refinance its Senior
Credit Facility and Mezzanine loan at significantly lower interest rates.

         "2004 was a very busy and productive year for all of us here at Allied.
In July, against the backdrop of challenging economic conditions affecting the healthcare staffing industry, we completed a successful follow-on offering that simplified our capital structure and reduced our debt and cost of capital while strengthening our balance sheet," commented Timothy M. Aitken, Chairman of
Allied Healthcare.

         The Company also announced that Ms. Sarah Eames has today stepped down as Chief Executive Officer and President of Allied Healthcare International Inc.
for personal and family reasons.

         Mr. Aitken commented "I fully sympathize with Sarah's situation which has not been made easier by a continuous commute across the Atlantic. Ms. Eames will remain a director and employee of the Company and we welcome and value her continued input."

         Mr. Aitken went on to say that "given that the Company's business is currently exclusively based in the U.K. and that it significantly outperforms its competitors at this time, we can obviously expect to attract further able executives, as evidenced by the

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ALLIED HEALTHCARE INTERNATIONAL INC.
FISCAL FOURTH QUARTER AND FULL YEAR 2004 RESULTS

recent appointment of Ms. Carmel Malley as Operations Director who joins us next week after nine and a half years with Nestor. Clearly it is now appropriate that the CEO be based in the U.K. Accordingly I will again assume that role but with a keen eye for a successor."

      In addition to disclosing results of operations that are determined in accordance with generally accepted accounting principles ("GAAP"), this press release also discloses non-GAAP results of operations that exclude or include certain charges. These non-GAAP measures adjust for charges that are unusual.
Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the company's results of operations, as these non-GAAP measures allow investors to better evaluate ongoing business performance. Management also uses these non-GAAP measures internally to assess the performance of its business and to establish operational goals. Investors should consider non-GAAP measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. A reconciliation of the non-GAAP measures disclosed in this press release with the most comparable GAAP measures are included in the financial tables attached to this press release.

       Allied Healthcare invites all those interested in hearing management's discussion of the quarter and full year results to join the call by dialing
1-877-407-9205 on Wednesday, November 17, 2004 at 10:00 AM EST. International
participants may access the call by dialing 201-689-8054. A replay will be available for one week following the call by dialing 1-877-660-6853 for domestic participants and 201-612-7415 for international participants. Refer to replay passcode account number 1628 and conference ID number 123656 when prompted.
Participants may also access a live webcast of the conference call through the investor relations section of Allied Healthcare's website,
www.alliedhealthcare.com by clicking on the news and press section, then selecting investor relations to access the link to the call.

ABOUT ALLIED HEALTHCARE INTERNATIONAL INC.
Allied Healthcare International, Inc. (http://www.alliedhealthcare.com) is a leading provider of flexible healthcare staffing services in the United Kingdom.
Allied operates a community-based network of over 125 branches with the capacity to provide carers (known as home health aides in the U.S.), nurses, and specialized medical personnel to locations covering approximately 90% of the
U.K. population. Allied meets the needs of

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ALLIED HEALTHCARE INTERNATIONAL INC.
FISCAL FOURTH QUARTER AND FULL YEAR 2004 RESULTS

Private Patients, Community Care, Nursing Homes and Hospitals. The company also supplies medical-grade oxygen for use in respiratory therapy in the U.K.
pharmacy market and to private patients in Northern Ireland.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this news release may be forward-looking statements. These forward-looking statements are based on current expectations and projections about future events. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Factors that could cause actual results to differ from those implied by the forward-looking statements include: the Company's ability to continue to recruit and retain qualified flexible healthcare staff; ability to enter into contracts with hospitals and other healthcare facility customers on terms attractive to the Company; the general level of patient occupancy at hospital and healthcare facilities of Allied's customers; ability to successfully implement acquisition and integration strategies; dependence on the proper functioning of its information systems; the effect of existing or future government regulation of the healthcare industry, and ability to comply with these regulations; the impact of medical malpractice and other claims asserted against Allied; the effect of regulatory change that may apply to Allied and that may increase costs and reduce revenue and profitability; ability to use net operating loss carry forward to offset net income; and the impairment of goodwill, of which the
Company has a substantial amount on the balance sheet, may have the effect of decreasing earnings or increasing losses. Other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release include those described in Allied's most recently filed SEC documents, such as its most recent annual report on Form 10-K, all quarterly reports on form 10-Q and any current reports on Form 8-K filed since the date of the last Form 10-K as well as changes in any of the following: the demand for the Company's products and services, general economic conditions, governmental regulation, the level of competition, customer strategies and pricing and reimbursement policies. Allied undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information:
Allied Healthcare Contact:
Charles Murphy
Chief Financial Officer
(212) 750-0064
charlesmurphy@alliedhealthcare.com

Investor Contact:
Edward Abella/ John Nesbett
The Investor Relations Group
(212) 825-3210
mail@investorrelationsgroup.com

                                                                               4

                      ALLIED HEALTHCARE INTERNATIONAL INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED           YEAR ENDED
                                                                              SEPTEMBER 30,            SEPTEMBER 30,
                                                                          ----------------------   ---------------------
                                                                             2004         2003        2004        2003
                                                                          ---------    ---------   ---------   ---------

    Total revenues                                                        $  84,674    $  79,421   $ 325,298   $ 294,379
                                                                          ---------    ---------   ---------   ---------

    Gross profit                                                             24,742       22,205      93,171      81,323

    Selling, general and administrative expenses                             15,546       15,598      63,544      53,648
                                                                          ---------    ---------   ---------   ---------

          Operating income                                                    9,196        6,607      29,627      27,675

    Interest expense, net                                                     5,974        1,375      13,727      11,279

    Foreign exchange loss                                                       138            4         184          18
                                                                          ---------    ---------   ---------   ---------

          Income before income taxes and discontinued operations              3,084        5,228      15,716      16,378

    Provision for income taxes                                                  919        1,206       5,847       4,910
                                                                          ---------    ---------   ---------   ---------

          Income from continuing operations                                   2,165        4,022       9,869      11,468
                                                                          ---------    ---------   ---------   ---------

Discontinued operations:
    Loss from discontinued operations                                          --           --          --           (16)
    Gain on disposal of subsidiaries, net of taxes of $775                     --           --          --           519
                                                                          ---------    ---------   ---------   ---------
                                                                               --           --          --           503
                                                                          ---------    ---------   ---------   ---------

          Net income                                                          2,165        4,022       9,869      11,971

    Redeemable preferred dividends and accretion                              3,804        1,034       7,020       4,005
                                                                          ---------    ---------   ---------   ---------

          Net (loss) income available to common shareholders              $  (1,639)   $   2,988   $   2,849   $   7,966
                                                                          =========    =========   =========   =========

Basic and diluted (loss) income per diluted share of common stock from:
          (Loss) income from continuing operations                        $   (0.04)   $    0.13   $    0.10   $    0.34
          Income from discontinued operations                                  --           --          --          0.02
                                                                          ---------    ---------   ---------   ---------
          Net (loss) income available to common shareholders              $   (0.04)   $    0.13   $    0.10   $    0.36
                                                                          =========    =========   =========   =========

Weighted average number of common shares outstanding:
          Basic                                                              43,012       22,191      27,419      21,962
                                                                          =========    =========   =========   =========
          Diluted                                                            43,447       22,479      28,104      22,304
                                                                          =========    =========   =========   =========

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED NET INCOME:

                                                                           THREE MONTHS ENDED           YEAR ENDED
                                                                              SEPTEMBER 30,            SEPTEMBER 30,
                                                                          ----------------------   ---------------------
                                                                             2004         2003        2004        2003
                                                                          ---------    ---------   ---------   ---------

Reported net (loss) income available to common shareholders                 $(1,639)     $ 2,988     $ 2,849     $ 7,966
Compensation charges                                                          1,000         --         1,860        --
Write-offs related to refinancing previous credit facilities                  2,906         --         2,906        --
Write-offs and fees related to conversion of Series A preferred stock         3,730         --         3,730        --
Write-down of debt discount                                                    --           --          --           613
Estimated income tax liability reversal                                        --           --          --        (1,874)
                                                                            -------      -------     -------     -------
Adjusted net income available to common shareholders                        $ 5,997      $ 2,988     $11,345     $ 6,705
                                                                            =======      =======     =======     =======

RECONCILIATION OF REPORTED NET INCOME PER DILUTED SHARE TO ADJUSTED NET INCOME
PER DILUTED SHARE:

                                                                           THREE MONTHS ENDED           YEAR ENDED
                                                                              SEPTEMBER 30,            SEPTEMBER 30,
                                                                          ----------------------   ---------------------
                                                                             2004         2003        2004        2003
                                                                          ---------    ---------   ---------   ---------

Reported net (loss) income per diluted share
     available to common shareholders                                        $(0.04)       $0.13       $0.10       $0.36
Add back per-share effect:
     Compensation payments                                                     0.02         --          0.07        --
     Write-offs related to refinancing previous credit facilities              0.07         --          0.10        --
     Write-offs and fees related to conversion of Series A preferred stock     0.09         --          0.13        --
     Write-down of debt discount                                               --           --          --          0.02
Deduct per-share effect:
Estimated income tax liability reversal                                        --           --          --         (0.08)
                                                                              -----        -----       -----       -----
Adjusted net income per diluted share available to common shareholders        $0.14        $0.13       $0.40       $0.30
                                                                              =====        =====       =====       =====